UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
November 4, 2004

United Online, Inc.

(Exact Name of Registrant as specified in Charter)

Delaware	000-33367	77-0575839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21301 Burbank Boulevard
Woodland Hills, California 91367
(Address of principal executive offices) (Zip Code)

Telephone: (818) 287-3000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On October 23, 2004, United Online, Inc. (“United Online”) signed a definitive agreement and plan of merger (the “Merger Agreement”), among United Online, Mariner Acquisition Corp., a wholly-owned subsidiary of United Online, and Classmates Online, Inc. to acquire Classmates Online, Inc.  A copy of the Merger Agreement is included as Exhibit 99.1.

As part of the Merger Agreement, Classmates Online, Inc. delivered to United Online (i) audited financial statements (the “Audited Financial Statements”) of Classmates Online, Inc., including audited consolidated balance sheets as of December 31, 2003 and 2002 and the related audited statements of income, shareholders’ equity and cash flow for the three fiscal years ended December 31, 2003, 2002 and 2001 and Independent Auditors’ Report and (ii)  unaudited financial statements (the “Unaudited Financial Statements”) of Classmates Online, Inc., including unaudited consolidated balance sheet as of September 30, 2004 and the related unaudited statements of income and cash flow for the nine months ended September 30, 2004 and 2003, that were prepared by Classmates Online, Inc. The Merger Agreement contains representations and warranties as to the accuracy of the Audited Financial Statements and the Unaudited Financial Statements.  Copies of the Audited Financial Statements and Unaudited Financial Statements are included as Exhibits 99.2 and 99.3, respectively.

ITEM 9.01. EXHIBITS

(c)	Exhibits.

	Exhibit No.	Description

	23.1	Consent of Independent Registered Public Accounting Firm.
	99.1	Agreement and Plan of Merger, dated October 23, 2004, among United Online, Inc., Mariner Acquisition Corp. and Classmates Online, Inc.
	99.2	Audited Financial Statements of Classmates Online, Inc.
	99.3	Unaudited Financial Statements of Classmates Online, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 4, 2004	UNITED ONLINE, INC.

/s/ Charles S. Hilliard
Charles S. Hilliard
Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Agreement and Plan of Merger, dated October 23, 2004, among United Online, Inc., Mariner Acquisition Corp. and Classmates Online, Inc.
99.2	Audited Financial Statements of Classmates Online, Inc.
99.3	Unaudited Financial Statements of Classmates Online, Inc.